UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 21, 2013

Federal National Mortgage Association
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-50231	52-0883107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3900 Wisconsin Avenue, NW, Washington, District of Columbia		20016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-752-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2013, Fannie Mae (formally, the Federal National Mortgage Association) appointed David C. Benson, age 53, as Executive Vice President and Chief Financial Officer of the company, effective as of the first day following the filing of the company’s annual report on Form 10-K for the year ended December 31, 2012 (the "2012 Form 10-K").

Mr. Benson will succeed Susan R. McFarland as Fannie Mae’s Chief Financial Officer. Ms. McFarland will be resigning as Executive Vice President and Chief Financial Officer effective as of the first day following the filing of the company’s 2012 Form 10-K. She will remain employed by the company as a senior adviser for a transition period that will end no later than June 30, 2013.

Once he becomes Executive Vice President and Chief Financial Officer, Mr. Benson will cease serving as Fannie Mae’s Executive Vice President—Capital Markets, Securitization & Corporate Strategy, a position he has held since September 2012. Mr. Benson previously served as Fannie Mae’s Executive Vice President—Capital Markets from April 2009 to September 2012. He also served as Treasurer from June 2010 to January 2012. Mr. Benson previously served as Fannie Mae’s Executive Vice President—Capital Markets and Treasury from August 2008 to April 2009, as Fannie Mae’s Senior Vice President and Treasurer from March 2006 to August 2008, and as Fannie Mae’s Vice President and Assistant Treasurer from June 2002 to February 2006. Prior to joining Fannie Mae in 2002, Mr. Benson was Managing Director in the fixed income division of Merrill Lynch & Co. From 1988 through 2002, he served in several capacities at Merrill Lynch in the areas of risk management, trading, debt syndication and e-commerce based in New York and London.

Item 8.01 Other Events.

On February 21, 2013, Fannie Mae also appointed Andrew J. Bon Salle as Executive Vice President—Single-Family Underwriting, Pricing & Capital Markets, effective as of the first day following the filing of the company’s 2012 Form 10-K. Mr. Bon Salle is currently Fannie Mae’s Senior Vice President and Head of Underwriting and Pricing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal National Mortgage Association

February 27, 2013	By:	/s/ Timothy J. Mayopoulos

Name: Timothy J. Mayopoulos
Title: President and Chief Executive Officer